UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COLICITY INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

COLICITY INC.
2300 Carillon Point
Kirkland, WA 98033

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
COLICITY INC.

Dear Stockholders of Colicity Inc.:

You are cordially invited to attend a special meeting of stockholders of Colicity Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 11:30 a.m., New York City time, on December 20, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/colicityinc/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the Special Meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 20, 2022. The accompanying proxy statement is dated November 28, 2022, and is first being mailed to stockholders of the Company on or about November 29, 2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy card, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in Annex A of the accompanying proxy statement to, among other things, change the date (which we refer to as the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination, or (ii) if the Company fails to complete such initial business combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The proposed Amendment shall change the Original Termination Date from February 26, 2023 to the later of (x) December 20, 2022 or (y) the date of effectiveness of the amendment to the Charter pursuant to the DGCL (such date, the “Amended Termination Date”). The proposal described above is referred to herein as the “Charter Amendment Proposal.”

2.      Proposal No. 2 — The Trust Amendment Proposal — to approve an amendment to the Investment Management Trust Agreement, dated February 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal”).

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Charter Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding Public Shares no later than the Amended Termination Date by ceasing all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and its stockholders. We have determined that it is not feasible for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date.

If the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) the Original Termination Date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

Based upon the amount held in the Trust Account as of November 23, 2022, which was approximately $348.3 million, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.08 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on November 23, 2022 was $10.02. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. When calculating the per-share redemption price, the Company has estimated the amounts of additional interest to be earned on the funds in the Trust Account and the amounts expected to be withdrawn to pay its taxes and up to an additional $100,000 of interest that may be removed from the Trust Account to pay dissolution expenses. However, no assurance can be given that the Company’s estimates will prove correct. As a result, the redemption price at which Public Shares may be redeemed may be lower than $10.08 per share.

Approval of the Charter Amendment Proposal and the Trust Account Proposal requires the affirmative vote of the holders of at least sixty-five per cent of the total voting power of all then-outstanding shares of Class A Common Stock and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting as a single class.

Approval of the Adjournment Proposal requires the affirmative vote by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present or by proxy and entitled to vote at the Special Meeting, voting as a single class.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CHARTER AMENDMENT PROPOSAL, THE TRUST ACCOUNT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

The Board has fixed 5:00 p.m., New York City time, on November 21, 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. We have determined that it is not feasible for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Charter Amendment Proposal is approved and the Charter is amended, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/colicityinc/2022. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will have the effect of a vote “AGAINST” the Charter Amendment Proposal but will have no effect on the Adjournment Proposal. If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact Advantage Proxy, Inc., Colicity’s proxy solicitor, by calling (206) 870-8565 or (877) 870-8565 (toll free), or by emailing ksmith@advantageproxy.com.

On behalf of the Board, we would like to thank you for your support of Colicity Inc.

November 28, 2022
By Order of the Board,
/s/ Craig McCaw
Craig McCaw President and Chief Executive Officer

This proxy statement is dated November 28, 2022
and is first being mailed to our stockholders with the form of proxy on or about November 29, 2022.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

COLICITY INC.
2300 Carillon Point
Kirkland, WA 98033

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 20, 2022

Dear Stockholders of Colicity Inc.:

NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Colicity Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 11:30 a.m., New York City time, on December 20, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/colicityinc/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting on December 20, 2022.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in Annex A of the accompanying proxy statement to, among other things, change the date (which we refer to as the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination, or (ii) if the Company fails to complete such initial business combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The proposed Amendment shall change the Original Termination Date from February 26, 2023 to the later of (x) December 20, 2022 or (y) the date of the effectiveness of the amendment to the Charter pursuant to the DGCL (such date, the “Amended Termination Date”). The proposal described above is referred to herein as the “Charter Amendment Proposal.”

2.      Proposal No. 2 — The Trust Amendment Proposal — to approve an amendment to the Investment Management Trust Agreement, dated February 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal”).

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five per cent of the total voting power of all then-outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting as a single class.

Approval of the Adjournment Proposal requires the affirmative vote by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present or by proxy and entitled to vote at the Special Meeting, voting as a single class.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq Capital Market (“Nasdaq”), we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that: (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

Based upon the amount held in the Trust Account as of November 23, 2022, which was approximately $348.3 million, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.08 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on November 23, 2022 was $10.02. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. When calculating the per-share redemption price, the Company has estimated the amounts of additional interest to be earned on the funds in the Trust Account and the amounts expected to be withdrawn to pay its taxes and up to an additional $100,000 of interest that may be removed from the Trust Account to pay dissolution expenses. However, no assurance can be given that the Company’s estimates will prove correct. As a result, the redemption price at which Public Shares may be redeemed may be lower than $10.08 per share.

We have determined that it is not feasible for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date.

If the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, complete the Mandatory Redemption, which Mandatory Redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Sponsor and any holders of Class B Common Stock prior to the IPO (or their permitted transferees) (collectively, the “Initial Stockholders”) have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial business combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial business combination by the applicable deadline. The Sponsor intends to vote all of its shares of Common Stock in favor of each of the proposals at the Special Meeting.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Only stockholders of record of the Company as of 5:00 p.m., New York City time on November 21, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 43,125,000 shares of Common Stock issued and outstanding, including (i) 34,500,000 shares of Class A Common Stock and (ii) 8,625,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Proxy voting permits stockholders unable to attend the Special Meeting by virtual attendance to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact Advantage Proxy, Inc., Colicity’s proxy solicitor, by calling (206) 870-8565 or (877) 870-8565 (toll free), or by emailing ksmith@advantageproxy.com.

November 28, 2022
By Order of the Board,
/s/ Craig McCaw
Craig McCaw President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON DECEMBER 20, 2022

This Notice of Special Meeting and Proxy Statement are available at
https://www.cstproxy.com/colicityinc/2022.

i

COLICITY INC.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held at 11:30 a.m., New York City time, on December 20, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Colicity Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 11:30 a.m., New York City time, on December 20, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/colicityinc/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 20, 2022.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding our winding up, the redemption of our Public Shares, the consequences of not completing an initial business combination, the release of funds held in the Trust Account, the availability of working capital and borrowing capacity, the use of funds outside the Trust Account. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:

•        our being a company with no operating history and no revenue;

•        the possibility that we may be unable to obtain the requisite stockholder approval of the Charter Amendment Proposal or the Trust Amendment Proposal;

•        the per-share redemption price;

•        our ability to complete our initial business combination;

•        actual and potential conflicts of interest relating to our Sponsor and other entities in which members of our management team are involved;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties; and

•        our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held by virtual attendance on December 20, 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated in Delaware on October 19, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. On February 26, 2021, the Company consummated its IPO of 34,500,000 units, with each unit consisting of one share of Class A Common Stock and one-fifth of one redeemable warrant to purchase one share of Class A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 units. Substantially concurrent with the closing of the IPO, the Company consummated the sale of 5,933,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of approximately $8.9 million. Following the closing of the IPO, a total of $345.0 million ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee. At present, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if we do not complete our initial business combination by February 26, 2023 (the “Original Termination Date”).

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the later of (x) December 20, 2022 or (y) the date of effectiveness of the amendment to the Charter pursuant to the DGCL (the “Amended Termination Date”) such that: (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

What is being voted on?

You are being asked to vote on the following proposals:

(a)     Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of the Amendment to, among other things, change the Original Termination Date by which the Company must either (i) consummate its initial business combination or (ii) if the Company fails to complete such initial business combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares. The proposed Amendment will change the Original Termination Date to the Amended Termination Date.

(b)    Proposal No. 2 — The Trust Amendment Proposal — to approve the amendment to the Trust Agreement to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date.

(c)     Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

You are not being asked to vote on an initial business combination at this time. We have determined that it is not feasible for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Charter and the Trust Agreement are amended, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

Can I attend the Special Meeting?

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/colicityinc/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 20, 2022.

You can pre-register to attend the virtual Special Meeting starting December 13, 2022 at 10:00 a.m., New York City Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/colicityinc/2022 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, Continental Stock Transfer & Trust Company (the “Transfer Agent”) will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or 1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada) and when prompted enter the pin number 6458957#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Special Meeting will also be made available.

Why should I vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal?

Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than the Amended Termination Date by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Since our IPO, our management team has employed a broad set of search criteria for potential target businesses and evaluated more than 200 such target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Our management team has observed what it believes were high valuations in 2021, a declining IPO market in 2022, and significant public and private market volatility, which have prevented us from securing an opportunity that we believe will offer a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is not feasible for the Company to complete an initial business combination by the Original Termination Date.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that: (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.

If the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if the Charter Amendment Proposal is approved and the Charter is amended, the Amended Termination Date.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Are the proposals conditioned on one another?

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal.

How do the Company insiders intend to vote their shares?

As of the Record Date, the Sponsor, the Company’s directors and officers collectively have the right to vote approximately 19.8% of the Company’s issued and outstanding shares of Common Stock. The Sponsor intends to vote all of its shares of Common Stock “FOR” each of the proposals at the Special Meeting.

What vote is required to approve the Charter Amendment Proposal?

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five per cent of the total voting power of all then-outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting as a single class.

What vote is required to approve the Trust Amendment Proposal?

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five per cent of the total voting power of all then-outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting as a single class.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present or by proxy and entitled to vote at the Special Meeting, voting as a single class.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Will you seek any further amendments to liquidate the Trust Account?

Other than the Charter Amendment Proposal and the Trust Amendment Proposal, until the Amended Termination Date, as described in this proxy statement, we do not anticipate seeking any further amendment to the time period in which we must consummate an initial business combination or liquidate the Trust Account.

If the Charter Amendment Proposal is approved, what happens next?

If the Charter Amendment Proposal is approved and implemented, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which, if the Charter Amendment Proposal is approved and the Charter is amended, will expire worthless if we fail to complete our initial business combination by the Amended Termination Date.

The Sponsor or the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial business combination by the Original Termination Date, or, if the Charter Amendment Proposal is approved and the Charter is amended, the Amended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial business combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

What happens if the Charter Amendment Proposal is not approved?

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any) which redemption may be subject to the Excise Tax and which could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if the Charter Amendment Proposal is approved and the Charter is amended, the Amended Termination Date.

The Sponsor or the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial business combination by the Original Termination Date, or, if the Charter Amendment Proposal is approved and the Charter is amended, the Amended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial business combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the date that the Special Meeting ends. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the date that the Special Meeting ends, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Advantage Proxy, Inc., P.O. Box 13581, Des Moines, Washington 98198. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on December 19, 2022 for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the proposals. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting. Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority in total voting power of the outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters.

Who can vote at the Special Meeting?

Only stockholders of record of the Company as of 5:00 p.m., New York City time, on November 21, 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 43,125,000 shares of Common Stock issued and outstanding, including (i) 34,500,000 shares of Class A Common Stock and (ii) 8,625,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Sponsor and Company’s the directors and officers collectively own 410,000 of our issued and outstanding shares of Class A Common Stock and 8,134,352 of our issued and outstanding shares of Class B Common Stock, collectively constituting approximately 19.8% of our issued and outstanding shares of Common Stock.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote via the Internet at the Special Meeting or prior to the Special Meeting by telephone or through the Internet.

On the Record Date, there was one record holder of our Class A Common Stock and 26 record holders of our Class B Common Stock. The foregoing numbers of record holders do not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.

“Street Name” Stockholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and our stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of shares of Class B Common Stock, ownership of private placement warrants and advances by the Sponsor to the Company that will not be repaid in the event of the Company’s winding up. In the case of our directors and officers, these interests include arrangements related to compensation, indemnification and expense reimbursement. See the section entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

What happens to the Company’s warrants?

If (x) the Charter Amendment Proposal is approved, the Charter is amended and we do not consummate an initial business combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will expire worthless.

How do I vote?

If you are a holder of record of shares of Common Stock on the Record Date for the Special Meeting, you may vote (i) prior to the Special Meeting by telephone or through the Internet, (ii) by virtual attendance at the Special Meeting or (iii) by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or other nominee. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my shares of Common Stock?

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

The above paragraph assumes the Trust Amendment Proposal is also approved as each the Charter Amendment Proposal and the Trust Amendment Proposal is cross-condition on approval of each other.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of up to $6,500, plus disbursements, and indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Colicity Inc.
2300 Carillon Point
Kirkland, WA 98033
Telephone: (425) 278-7100

You may also contact the Company’s proxy solicitor at:
Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, Washington 98198
Toll-free: (877) 870-8565
Banks and brokers can call collect at (206) 870-8565
Email: ksmith@advantageproxy.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/colicityinc/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 20, 2022.

You can pre-register to attend the virtual Special Meeting starting December 13, 2022 at 10:00 a.m., New York City Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/colicityinc/2022 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at (917) 262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or 1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada) and when prompted enter the pin number 6458957#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Special Meeting will also be made available.

At the Special Meeting, you will be asked to consider and vote upon proposals to:

1.      Proposal No. 1 — The Charter Amendment Proposal — approve the adoption of the Amendment to, among other things, change the Original Termination Date by which the Company must either (i) consummate its initial business combination or (ii) if the Company fails to complete such initial business combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares. The proposed Amendment shall change the Original Termination Date to the Amended Termination Date.

2.      Proposal No. 2 — The Trust Amendment Proposal — to approve the amendment to the Trust Agreement to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date.

3.      Proposal No. 3 — The Adjournment Proposal — approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal.

Voting Power; Record Date

Only stockholders of record of the Company as of 5:00 p.m., New York City time, on November 21, 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,125,000 shares of Common Stock issued and outstanding, including (i) 34,500,000 shares of Class A Common Stock (that were initially sold as part of the IPO) and (ii) 8,625,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority in total voting power of the outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

As of the Record Date, the Sponsor and the Company’s directors and officers collectively have the right to vote approximately 19.8% of the Company’s issued and outstanding shares of Common Stock. The Sponsor intends to vote all of its shares of Common Stock in favor of each of the proposals at the Special Meeting.

Votes Required

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five per cent of the total voting power of all then-outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting as a single class.

Approval of the Adjournment Proposal requires the affirmative vote by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present or by proxy and entitled to vote at the Special Meeting, voting as a single class.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet or by telephone as described above, you will designate each of the persons designated as proxies to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

On the Record Date, there was one record holder of our Class A Common Stock and 26 record holders of our Class B Common Stock. The foregoing numbers of record holders do not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our Board is asking for your proxy. Giving your proxy means you authorize the persons designated on your proxy card to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Stockholders that have questions or need assistance voting your Common Stock, please contact Advantage Proxy, Inc., Colicity’s proxy solicitor, by calling (206) 870-8565 or (877) 870-8565 (toll free), or by emailing ksmith@advantageproxy.com.

Revocability of Proxies

If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Advantage Proxy, Inc., P.O. Box 13581, Des Moines, Washington 98198. Any

signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on December 19, 2022 for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

Attendance at the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/colicityinc/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 20, 2022.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of up to $6,500, plus disbursements, and indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, Washington 98198
Toll-free: (877) 870-8565
Banks and brokers can call collect at (206) 870-8565
Email: ksmith@advantageproxy.com

If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

Other Business

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices and Website

Our principal executive offices are located at 2300 Carillon Point, Kirkland, WA 98033. Our telephone number is (425) 278-7100. Our corporate website address is https://www.colicityinc.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Background

We are a blank check company, incorporated on October 19, 2020 as a Delaware corporation, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On February 26, 2021, the Company consummated its IPO of 34,500,000 units, with each unit consisting of one share of Class A Common Stock and one-fifth of one redeemable warrant to purchase one share of Class A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 units. Substantially concurrent with the closing of the IPO, the Company consummated the sale of 5,933,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of approximately $8.9 million. Following the closing of the IPO, a total of $345.0 million ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee.

The Amendment

We are proposing to adopt the Amendment to, among other things, change the Original Termination Date by which the Company must either (i) consummate its initial business combination or (ii) if the Company fails to complete such initial business combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares. If the Amendment is approved and the Charter is amended, such approval and amendment are intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes.

Reasons for the Charter Amendment Proposal

Since our IPO, our management team has employed a broad set of search criteria for potential target businesses and evaluated more than 250 such target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Our management team has observed what it believes were high valuations in 2021, a declining IPO market in 2022, and significant public and private market volatility, which have prevented us from securing an opportunity that we believe will offer a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is not feasible for the Company to complete an initial business combination by the Original Termination Date.

At present, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if we do not complete our initial business combination by the Original Termination Date.

The Board believes that the current provisions of the Charter described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a business combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial business combination activity.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that: (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.

A copy of the proposed amendment as set forth in the Certificate of Amendment to the Charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. We have determined that it is not feasible for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Charter Amendment Proposal is approved and the Charter is amended, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and implemented, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

If the Charter Amendment Proposal is approved and we do not consummate an initial business combination by the Amended Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

If the Charter Amendment Proposal Is Not Approved

We have determined that it is not feasible for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares which redemption may be subject to the Excise Tax and which could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

Redemption Rights

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

Vote Required for Approval

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five per cent of the total voting power of all then-outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Charter Amendment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

On the Record Date, the Sponsor and the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 410,000 shares of Class A Common Stock and 8,134,352 shares of Class B Common Stock, collectively representing approximately 19.8% of our issued and outstanding shares of Common Stock. The Sponsor intends to vote all of its shares of Common Stock in favor of each of the proposals at the Special Meeting. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Class A Common Stock and Class B Common Stock and their respective ownership thereof.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If (x) the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Charter and Trust Agreement are amended and we do not consummate an initial business combination by the Amended Termination Date or (y) the Charter Amendment Proposal or the Trust Amendment Proposal

is not approved and we do not consummate an initial business combination by the Original Termination Date, the 8,625,000 shares of Class B Common Stock held by the Sponsor and the directors and officers as of the Record Date will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 5,933,333 private placement warrants held by the Sponsor;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        Each of our officers and directors has, and any of them in the future may have, additional fiduciary or contractual obligations to one or more entities pursuant to which such officer or director may be required to present a business combination opportunity to such entities before he or she presents such opportunity to us. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity to which he or she has then-current fiduciary or contractual obligations to present such opportunity to another entity, he or she may only present such opportunity to us if such other entity rejects the opportunity;

•        If (x) the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Charter and Trust Agreement are amended and we do not consummate an initial business combination by the Amended Termination Date or (y) the Charter Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under the provisions in the Charter relating to the right of officers and directors to be indemnified by the Company and exculpated from monetary liability with respect to prior acts or omissions;

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if (x) the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Charter and the Trust Agreement are amended and we do not consummate an initial business combination by the Amended Termination Date or (y) the Charter Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement, therefore, the Company will most likely be unable to reimburse such expenses;

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER
AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On February 26, 2021, the Company consummated its IPO of 34,500,000 units, with each unit consisting of one share of Class A Common Stock and one-fifth of one redeemable warrant to purchase one share of Class A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 units. Substantially concurrent with the closing of the IPO, the Company consummated the sale of 5,933,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of approximately $8.9 million. Following the closing of the IPO, a total of $345.0 million ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) the Original Termination Date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Class A Common Stock and Class B Common Stock of the Company, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the Original Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. These interests are described in the section entitled “Proposal 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Vote Required for Approval

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five per cent of the total voting power of all then-outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Trust Amendment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

On the Record Date, the Sponsor and the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 410,000 shares of Class A Common Stock and 8,134,352 shares of Class B Common Stock, collectively representing approximately 19.8% of our issued and outstanding shares of Common Stock. The Sponsor intends to vote all of its shares of Common Stock in favor of each of the proposals at the Special Meeting. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Class A Common Stock and Class B Common Stock and their respective ownership thereof.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TRUST
AMENDMENT PROPOSAL

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present or by proxy and entitled to vote at the Special Meeting, voting as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will not affect the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT
PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS FOR THE REDEMPTION OF PUBLIC SHARES

The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Public Shares for cash in connection with our liquidation in the event the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the expiration of warrants in such event. This discussion applies only to Public Shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired their Public Shares or warrants pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold their Public Shares or warrants as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; and

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation. We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR
TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF PUBLIC SHARES AND
EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND
LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares or warrants who or that is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States,

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•        an estate whose income is subject to U.S. federal income tax regardless of its source, or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”

Redemption of Public Shares in Connection with Our Liquidation

In the event that each of the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, a U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. In the event the Charter Amendment Proposal and Trust Amendment Proposal are each approved, such redemption is expected to occur no later than December 30, 2022.

If the redemption of a U.S. Holder’s Public Shares is treated as a sale or exchange, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares exceeds one year. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

If payments received upon our liquidation are treated as a non-liquidating distributions with respect to a U.S. Holder, the U.S. federal income tax consequences of the liquidation could differ adversely. U.S. Holders are urged to consult with their own tax advisors in this regard.

Expiration of a Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal are each approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

Redemption of Public Shares in Connection with Our Liquidation

A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale or exchange in connection with our liquidation, unless:

•        the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•        the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Public Shares.

Gain described in the first bullet point above will generally be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we do not believe we are currently a USRPHC.

If payments received upon our liquidation are treated as a non-liquidating distributions with respect to a non-U.S. Holder, the U.S. federal income tax consequences of the liquidation could differ adversely, and the non-U.S. Holder may be subject to a 30% dividend withholding tax with to such payments (subject to potential reduction by applicable treaty). Non-U.S. Holders are urged to consult with their own tax advisors in this regard.

Expiration of a Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply with respect to a U.S. Holder on the proceeds of the sale or other disposition of our Public Shares, unless the U.S. Holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. Holder fails to provide a taxpayer identification number or a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Information returns will be filed with the IRS with respect to a non-U.S. Holder in connection with payments of dividends and the proceeds from a sale or other disposition of Public Shares. A non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of November 23, 2022, with respect to our shares of Common Stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 43,125,000 shares of Common Stock outstanding as of November 23, 2022, including 34,500,000 shares of Class A Common Stock and 8,625,000 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, except for the election or removal of directors of the Board prior to the initial business combination, the holders of the shares of Common Stock vote together as a single class except as required by law. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of November 23, 2022.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned(2)	% of Class
Adage Capital Partners GP, L.L.C.(3)	2,000,000	5.8%
Adage Capital Advisors, L.L.C.(3)	2,000,000	5.8%
Robert Atchinson(3)	2,000,000	5.8%
Phillip Gross(3)	2,000,000	5.8%
Pendrell Corporation(4)	200,000	0.6%	7,708,852	89.4%
Craig McCaw(4)	400,000	1.2%	7,904,352	91.6%
R. Gerard Salemme			97,750	1.1%
Joseph Viraldo	5,000	*	11,500	*
Dennis Weibling			40,250	*
Wayne Perry			40,250	*
Cathleen A. Massey	5,000	*	40,250	*
All executive officers and directors as group (6 individuals)	410,000	1.2%	8,134,352	94.3%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address for each of the following entities or individuals is c/o Pendrell Corporation, 2300 Carillon Point, Kirkland, WA 98033.

(2)      Interests shown consist solely of founder shares, classified as Class B common stock. Such shares automatically convert into Class A common stock at the time of the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)      According to a Schedule 13G filed with the SEC on March 8, 2021, by Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C., Adage Capital Advisors, L.L.C., Robert Atchinson and Phillip Gross. The business address for all is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

          Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”); Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”), as general partner of ACP with respect to the shares of Class A common stock directly owned by ACP; Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), as managing member of ACPGP, general partner of ACP, with respect to the shares of Class A common stock directly owned by ACP; Robert Atchinson (Mr. Atchinson), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the shares of Class A common stock directly owned by ACP; and Phillip Gross (Mr. Gross), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the shares of Class A common stock directly owned by ACP beneficially own 2,000,000 shares of Colicity’s Class A common stock.

          ACP has the power to dispose of and the power to vote the shares of Class A common stock beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP’s operations. Neither ACPGP nor ACA directly own any shares of Class A common stock. By reason of the provisions of Rule 13d-3 of the Securities Act, ACPGP and ACA may be deemed to beneficially own the shares owned by ACP.

          Messrs. Atchinson and Gross, as managing members of ACA, have shared power to vote the shares of Class A common stock beneficially owned by ACP. Neither Mr. Atchinson nor Mr. Gross directly own any shares of Class A common stock. By reason of the provisions of Rule 13d-3 of the Securities Act, each may be deemed to beneficially own the shares beneficially owned by ACP.

(4)      X-icity Holdings Corporation is the record holder of the shares reported herein. R. Gerard Salemme is a shareholder of Pendrell, the corporate parent of X-icity Holdings Corporation, and may be entitled to distributions of securities held by Pendrell. Mr. McCaw is the Co-CEO of Pendrell. Mr. McCaw shares voting and investment discretion with respect to the common stock held of record by Pendrell. Mr. McCaw disclaims any beneficial ownership of any shares held by Pendrell.

The table above does not include the shares of common stock underlying the private placement warrants held or to be held by our sponsor because these securities are not exercisable within 60 days of this report.

OTHER MATTERS

Stockholder Proposals

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

We have determined that it is not feasible for the Company to complete an initial business combination by either the Original Termination Date or the Amended Termination Date. If (x) the Charter Amendment Proposal is approved, the Charter is amended and we do not consummate an initial business combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC Filings” at www.colicityinc.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the business combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Colicity Inc.
2300 Carillon Point
Kirkland, WA 98033
(425) 278-7100

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, Washington 98198
Toll-free: (877) 870-8565
Banks and brokers can call collect at (206) 870-8565
Email: ksmith@advantageproxy.com

If you are a stockholder of the Company and would like to request documents, please do so at least five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ANNEX A

FORM OF
CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
COLICITY INC.

Colicity Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.      The name of the Corporation is Colicity Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 19, 2020. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 23, 2021 (the “Amended and Restated Certificate”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware. The approval of the Amendment is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes.

3.      This Amendment further amends the provisions of the Amended and Restated Certificate.

4.      The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.1(b) in its entirety and inserting the following in lieu thereof:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the ‘SEC’) on February 5, 2021, as amended (the ‘Registration Statement’), shall be deposited in a trust account (the ‘Trust Account’), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) not previously properly redeemed in accordance with clause (iii) below if the Corporation does not complete its initial Business Combination by the later of (x) December 20, 2022 or (y) the date of the effectiveness of the Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation pursuant to the DGCL (the “Amended Termination Date”) and (iii) the redemption of any Offering Shares properly submitted in connection with a stockholder vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the ‘Offering Shares’) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as ‘Public Stockholders.’”

5.      The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(d) in its entirety and inserting the following in lieu thereof:

“(d) In the event that the Corporation has not consummated an initial Business Combination by the Amended Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including

Annex A-1

the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

6.      The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.7 in its entirety and inserting the following in lieu thereof:

“Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Amended Termination Date, or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

Annex A-2

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this day of , 2022.

COLICITY INC.
By:
Name:	Craig McCaw
Title:	Chief Executive Officer

Annex A-3

ANNEX B

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of               , 2022, is made by and between Colicity Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), and amends that certain Investment Management Trust Company, effective as of February 23, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 34,500,000 units (the “Offering”) and as of February 26, 2021, a total of $345.0 million of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the date which is 24 months after the closing of the Offering, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Sections 6(c) and 6(d) of the Trust Agreement provide that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of the Company, voting together as a single class; and

WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Special Meeting”), at least sixty five percent (65%) of the voting power of all then outstanding shares of the Common Stock and the Company’s Class B Common Stock have voted to approve this Amendment Agreement;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve the amendment to the Company’s amended and restated certificate of incorporation (the certificate of incorporation, as so amended and restated, the “Amended Charter”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) the Amended Termination Date (as such term is defined in the Company’s amended and restated certificate of incorporation, as amended), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination

Annex B-1

Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”

2. Amendment to Exhibit B. Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to February 23, 2021.

(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Amended Charter.

5. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

7. Other Miscellaneous Terms. The provisions of Sections 6(f), 6(h) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

Annex B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
	Name:	Francis Wolf
	Title:	Vice President
COLICITY INC.
By:
Name:
Title:

Annex B-3

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re:             Trust Account Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Colicity Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 23, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation, as amended. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [       ] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Company’s amended and restated certificate of incorporation, as amended. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

COLICITY INC.

By:
Name:
Title:

cc:    Goldman Sachs & Co. LLC

PJT Partners LP

Annex B-4

COLICITY INC.
2300 Carillon Point
Kirkland, WA 98033

SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 20, 2022
YOUR VOTE IS IMPORTANT

COLICITY INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated November 28, 2022, (the “Proxy Statement”) in connection with the special meeting of stockholders of Colicity Inc. (the “Company”) and at any adjournments thereof (the “Special Meeting”) to be held at 11:30 a.m. Eastern time on December 20, 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Craig McCaw and Joseph Viraldo, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3 (IF PRESENTED) CONSTITUTING THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on December 20, 2022:

The notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/colicityinc/2022

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal No. 1 – Charter Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve the adoption of an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in Annex A of the accompanying proxy statement to, among other things, change the date (which we refer to as the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination, or (ii) if the Company fails to complete such initial business combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The proposed Amendment shall change the Original Termination Date from February 26, 2023 to the later of (x) December 20, 2022 or (y) the date of effectiveness of the amendment to the Charter pursuant to the DGCL (such date, the “Amended Termination Date”). The proposal described above is referred to herein as the “Charter Amendment Proposal.”

	☐	☐	☐
Proposal No. 2 – The Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve an amendment to the Investment Management Trust Agreement, dated February 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal”).

	☐	☐	☐
Proposal No. 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

	☐	☐	☐

Date: _______________, 2022

Signature ________________________________________________________________________________________

Signature (if held jointly) ____________________________________________________________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.